                                                                 EXHIBIT 10.25.1

                     FIRST AMENDED RELOCATION LOAN AGREEMENT

         THIS RELOCATION LOAN AGREEMENT ("Agreement") is entered into as of the 31st day of January, 2001, by and between COMMERCE ONE, INC., a Delaware corporation (the "Company"), and ROBERT M. KIMMITT, a married man ("Employee").

                                    RECITALS

         A. Employee has accepted an offer of employment with the Company as its President.

         B. In accepting an offer of employment with the Company, Employee has found it necessary to relocate his principal place of residence.

         C. To aid Employee in such relocation, the Company has lent to Employee the amount of FIVE MILLION DOLLARS ($5,000,000.00) (the "Loan"), which amount has been used by Employee for the sole purpose of purchasing a new residence located at 509 Hale Street, Palo Alto, County of Santa Clara, State of California (the "Property").

         D. The parties hereto wish to clarify and restate certain aspects of the Loan and the related documents.

         NOW, THEREFORE, the Company and Employee agree as follows:

                                    AGREEMENT

         1. PROMISSORY NOTE: Concurrently upon execution of this Agreement, Employee and Employee's spouse, Holly S. Kimmitt ("Employee's Spouse") shall execute and deliver to the Company the following: (i) one (1) First Amended and Restated original Promissory Note Secured by Deed of Trust in the amount of (FIVE MILLION DOLLARS ($5,000,000.00)) in substantially the same form as EXHIBIT A attached hereto, with all uncompleted information fully completed (the "Note"); and (ii) Employee shall execute a Certificate of Employee in substantially the same form as EXHIBIT B attached hereto.

         2. DEED OF TRUST: Employee and Employee's Spouse have executed and delivered to the Company one (1) original, validly acknowledged First Amended Deed of Trust with Assignment of Rents on the Property, securing the Note, in the same form as EXHIBIT C attached hereto, with all uncompleted information fully completed (the "Deed of Trust"). The Deed of Trust contains, among others, the following provision:

         If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

         The Company has recorded the Deed of Trust in the Official Records of Santa Clara County, California.

         3. EMPLOYEE'S REPRESENTATIONS AND WARRANTIES: Employee hereby makes the following representations and warranties to the Company and acknowledges that the Company is relying on such representations in making the Loan:

                A. Employee has good and marketable title to the Property free and clear of any security interests, liens or encumbrances securing monetary obligations.

                B. The consent of no other person or entity, other than Employee's Spouse, will be required to grant the security interest in the Property to the Company evidenced by the Deed of Trust.

                C. There are no actions, proceedings, claims or disputes pending or, to Employee's knowledge, threatened against or affecting Employee, or the Property.

         4. CERTIFICATION BY EMPLOYEE: Employee hereby certifies to the Company as follows:

                A. Employee understands that the Loan provided by this Agreement between the Company and Employee is not transferable by the Employee and is conditioned on the future performance of substantial services by the Employee. Employee further agrees that the Loan proceeds will be used only to purchase a principal residence for Employee being acquired in connection with the commencement of employment at a "new principal place of work" within the meaning of Section 217 of the Internal Revenue Code of 1986, as amended.

                B. Employee reasonably expects to be entitled to and will itemize deductions each year that the loan is outstanding.

                C. The loan proceeds have only been used to purchase the Property for Employee.

         5. EMPLOYEE'S ADDITIONAL OBLIGATIONS: Employee shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid lien on the Property in favor of the Company, which shall secure the Note. Employee shall furnish evidence reasonably satisfactory to the Company that: (i) Employee has good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a security interest in the

Property to the Company; and (iii) there is no other deed of trust, mortgage or encumbrance against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property or that the consent of another person or entity is required to grant to and perfect in the Company a valid first-priority lien on the Property, Employee shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of Employee to comply with the provisions of this Paragraph shall be deemed a default under the Note and the Deed of Trust.

         6. MATURITY EVENT: The outstanding balance of the Note secured by the Deed of Trust shall be due and payable, to the extent permitted by law, upon the Maturity Event which is defined in this Agreement and will be identified in the Note and Deed of Trust as the earlier of any of the following events: (a) One Hundred Eighty (180) days following the voluntary termination or cessation of Employee's employment with the Company, (b) Three Hundred Sixty Five (365) days following the involuntary termination or cessation of Employee's employment with the Company, (c) May 17, 2004, (d) any default in the performance of any obligation of Employee contained in the Deed of Trust, or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Employee for the purpose of securing the Note; (e) Employee voluntarily or by operation of law sells, conveys, assigns, or otherwise transfers or agrees to sell, convey or otherwise transfer, all or any portion of, or any interest in, the Property without the prior written consent of the Company, (f) Employee (i) admits in writing his inability to pay debts, (ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effects a plan or other arrangement with creditors, liquidates his assets under an arrangement with creditors, or liquidates his assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permits the appointment of a receiver or trustee or custodian for any of his property or assets who is not discharged within sixty (60) days after the date of appointment; (g) Employee breaches any representation or warranty contained herein, in the Note or the Deed of Trust, or any agreement or instrument executed in connection with this Loan proves to have been false or misleading in any material respect; or (h) the Deed of Trust (as defined herein) encumbering the Property has not been duly executed, validly acknowledged, and delivered by Employee and Employee's Spouse concurrently with the execution of this Agreement.

         7. REPAYMENT OF LOAN, FORGIVENESS, CONVEYANCE OF PROPERTY, AND DEATH AND DISABILITY:

                A. REPAYMENT: Notwithstanding anything to the contrary herein, upon the occurrence of a Maturity Event (as defined herein and in the Note), Employee shall pay to the Company, without further demand or notice to Employee, the entire principal amount of the Loan, and any other sums due under the Note or this Agreement.

                B. FORGIVENESS: Pursuant to that certain Change of Control Agreement, by and between Employee and the Company, dated February 9, 2000, in the event of a "Severance Termination"(as defined therein) the entire principal amount of the Note and any outstanding interest shall be forgiven. In addition, if Employee is terminated by the Company without cause, the entire principal amount hereof and any outstanding interest shall be forgiven.

                C. CONVEYANCE OF PROPERTY: If Employee resigns from the Company prior to a Maturity Event (i) as a proximate result of the serious illness of Employee (or an immediate family member of Employee) or (ii) in the event Employee resigns to accept employment at a not-for-profit, educational, or governmental entity, Employee may convey the Property to the Company without consideration, subject only to the standard Exceptions found in that certain policy of Title Insurance, insuring the Company with respect to the Property, whereupon all principal and interest hereunder shall be discharged, and the Company shall reimburse Employee $175,000 plus Employee's actual cost of improvements to the Property, not to exceed $ 100,000. Employee shall give written notice of such election within thirty (30) days of such resignation, and shall consummate such conveyance within One Hundred Eighty (180) days following such resignation.

                D. DEATH AND DISABILITY: Employer intends to use all commercially reasonable efforts to obtain at its cost a policy of term life insurance during the term of the Note and a policy insuring against the permanent physical disability of Employee, in each case in the full principal amount of the Note substantially in accordance with the terms of the attached EXHIBIT D. Employee agrees that Employee shall be subject to and cooperate with standard medical tests, including without limitation, a "physical," AIDS test, any other tests, as required by the insurer. In the event that Employee dies or is "permanently totally disabled" as defined in the attached EXHIBIT D prior to a Maturity Event, the entire principal amount of the Note and any outstanding interest shall be forgiven.

        8. ENTIRE AGREEMENT: This Agreement, the Note and the Deed of Trust, constitute the full and entire understanding and agreement between the parties hereto with regard to the subject hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. No waiver of any provision of this Agreement, the Note or the Deed of Trust shall be effective unless in writing and the waiver of any one provision shall not be deemed a waiver of any other provision unless expressly stated in writing.

        9. NO COVENANT FOR EMPLOYMENT OR ADVANCES: Employee understands and acknowledges that this Agreement does not modify Employee's at-will status, or constitute an employment agreement or a promise by the Company to continue Employee's employment. Either the Company or the undersigned can terminate the employment relationship at any time, with or without cause.

        10. NOTICES: All notices and other communications required or permitted hereunder shall be in writing and may be given by (a) personal delivery, (b) certified mail, postage prepaid, return-receipt requested, (c) courier service, fully prepaid, or (d) facsimile. Any such notice shall be properly addressed to the address of the parties set forth on the signature page hereto and shall be deemed to have been given (i) if personally delivered, when delivered, (ii) if by certified mail, return-receipt requested, when delivered or refused, (iii) if by courier service, on the next business day following deposit, cost prepaid, with Federal Express or similar private carrier, or (iv) if by facsimile, instantaneously upon confirmation of receipt of facsimile. Company or Employee may change its address by giving notice of the same in accordance with this Paragraph. The term "business day" shall mean a day on which the carrier used (Federal Express or other private carrier, or the U.S. Postal Service, as applicable) delivers, whether by special request or in the ordinary course of operations.

        11. ASSIGNMENT: Neither party may assign the rights and/or duties under this Agreement to a third party without the prior written consent of the other party to this Agreement, except that (i) the Company may assign the Note and the Deed of Trust and (ii) in the event that the Company is merged into another corporation, or substantially all of the outstanding stock or assets of the Company are sold to another corporation and the surviving or acquiring corporation agrees in writing to be bound by the rights and duties of the Company under this Agreement, then the Company may assign its rights and duties hereunder to such acquiring or surviving corporation.

        12. INCOME TAX CONSEQUENCES: Employee hereby acknowledges that the Company has made no representation or warranty to Employee concerning the income tax consequences of the Loan to Employee and Employee agrees that Employee shall be solely responsible for ascertaining and bearing such tax consequences and any potential tax liabilities that may arise in connection herewith.

        13. EXHIBITS: All Exhibits attached hereto are incorporated herein by this reference.

        14. GOVERNING LAW: This Agreement shall be governed in all respects by the laws of the State of California.

        15. HEADINGS: The titles and headings of the various paragraphs hereof are intended for means of reference and are not intended to place any construction on the provisions hereof.

        16. INVALIDITY: If any provision of this Agreement shall be invalid or unenforceable the remaining provisions shall not be affected thereby and every provision hereof shall be valid and enforceable to the fullest extent permitted by law.

        17. COUNTERPARTS: This Agreement may be executed in one (1) or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts, together, shall constitute one and the same instrument.

        18. ACKNOWLEDGMENT: THIS AGREEMENT, THE NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION;
(b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS AGREEMENT, THE NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS AGREEMENT, THE NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.



                       [Signatures Continued on Next Page]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



EMPLOYEE:                                   EMPLOYER:

ROBERT M. KIMMITT,                          COMMERCE ONE, INC.,
a married man                                        a Delaware corporation


By: /s/ ROBERT M. KIMMITT                            By:  /s/ PETER F. PERVERE
    ---------------------                                ---------------------
                                            Its:  Senior V.P. & CFO

Date: January 31, 2001                      Date: January 31, 2001

Address:  4440 Rosewood Drive               Address:  4440 Rosewood Drive
          Pleasanton, CA  94588-3050                  Pleasanton, CA  94588-3050
          ATTN:_________________                      ATTN:  _______________

Facsimile: 925-520-6856                     Facsimile: 925-520-6066
Phone:     925-520-6025                     Phone:     925-520-6022


ACCEPTED AND AGREED TO BY:



/s/ HOLLY S. KIMMITT
- --------------------
HOLLY S. KIMMITT

                                    EXHIBIT A


                   FIRST AMENDED AND RESTATED PROMISSORY NOTE
                            SECURED BY DEED OF TRUST



$5,000,000.00                                                   January 31, 2001
                                                          Pleasanton, California


         FOR VALUE RECEIVED, the undersigned, ROBERT M. KIMMITT ("Employee") and HOLLY S. KIMMITT, husband and wife (jointly and severally, the "Borrower"), promise to pay to COMMERCE ONE, INC., a Delaware corporation ("Lender" and "Company"), at the corporate offices of Commerce One, Inc. (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of FIVE MILLION DOLLARS ($5,000,000.00), on the following terms:

         1. REPAYMENT OF LOAN, FORGIVENESS, CONVEYANCE OF PROPERTY, DEATH AND DISABILITY:

                  (a) REPAYMENT: Notwithstanding anything to the contrary herein, upon the occurrence of a Maturity Event (as defined herein), Employee shall pay to the Company, without further demand or notice to Employee, the entire principal amount of the Loan, and any other sums due under the Note or this Agreement.

                  (b) FORGIVENESS: Pursuant to that certain Change of Control Agreement, by and between Employee and the Company, dated February 9, 2000, in the event of a "Severance Termination"(as defined therein) the entire principal amount of this Note and any outstanding interest shall be forgiven. In addition, if Employee is terminated by the Company without cause prior to a Maturity Event, the entire principal amount hereof and any outstanding interest shall be forgiven.

                  (c) CONVEYANCE OF PROPERTY: If Employee resigns from the Company prior to a Maturity Event (i) as a proximate result of the serious illness of Employee (or an immediate family member of Employee) or (ii) in the event Employee resigns to accept employment at a not-for-profit, educational, or governmental entity, Employee may convey the Property to the Company without consideration, subject only to the standard Exceptions found in that certain policy of Title Insurance, insuring the Company with respect to the Property, whereupon all principal and interest hereunder shall be discharged, and the Company shall reimburse Borrower $175,000 plus Borrower's actual cost of improvements to the Property, not to exceed $100,000. Employee shall give written notice of such election within thirty (30) days of such resignation, and shall consummate such conveyance within One Hundred Eighty (180) days following such resignation.

                  (d) DEATH AND DISABILITY: Employer intends to use all commercially reasonable efforts to obtain at its cost a policy of term life insurance during the term of the Note and a policy insuring against the permanent physical disability of Employee, in each case in the full principal amount of the Note and substantially in accordance with the terms of the attached EXHIBIT D. Employee agrees that Employee shall be subject to and cooperate with standard medical tests, including without limitation, a "physical," AIDS test, any other tests, as required by the insurer. In the event that, prior to a Maturity Event, Employee dies or is "permanently totally disabled" as such is defined in the attached EXHIBIT D, the entire principal amount of the Note and any outstanding interest shall be forgiven.

         2. SECURITY: This Note is secured by an amended deed of trust of even date herewith made by Borrower, as trustor, to First American Title Insurance Company, as trustee, (the "Trustee") for Lender, as beneficiary, (the "Deed of Trust") which (i) shall be executed and delivered by Borrower to Lender concurrently upon the execution of this Note, and (ii) shall be recorded by Lender or Trustee in the official records of the County of Santa Clara, State of California as soon as possible following the execution of this Note, encumbering certain real property commonly known as 509 Hale Street, Palo Alto, California, County of Santa Clara, State of California (the "Property"), described with particularity in the Deed of Trust, which Borrower intends to occupy as his principal place of residence. The Deed of Trust contains, among others, the following provision:

                  If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

         3. MATURITY EVENT: Upon the occurrence of a Maturity Event (as hereinafter defined), the entire principal amount of the Loan and any accrued interest and other sums due hereunder, shall become immediately due and payable without further demand or notice to Borrower. To the extent permitted by law, any of the following events shall be a "Maturity Event" under this Note and the Deed of Trust:

                  (a) One Hundred Eighty (180) days following the voluntary termination or cessation of Employee's employment with the Company.

                  (b) Three Hundred Sixty Five (365) days following the involuntary termination or cessation of Employee's employment with the Company.

                  (c) May 17, 2004.

                  (d) There shall occur any default in the performance of any obligation of Borrower contained in the Deed of Trust, or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrower for the purpose of securing this Note.

                  (e) Borrower, without the prior written consent of Lender, voluntarily or by operation of law, sells, conveys, assigns or otherwise transfers or agrees to sell, convey or otherwise transfer, all or any portion of, or any interest in, the Property.

                  (f) Borrower (i) admits in writing his inability to pay debts,
(ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effects a plan or other arrangement with creditors, liquidates his assets under arrangement with creditors, or liquidates his assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permits the appointment of a receiver or trustee or custodian for any of his property or assets which shall not have been discharged within sixty (60) days after the date of appointment.

                  (g) Borrower breaches any representation or warranty contained herein or in the Deed of Trust, or any agreement or instrument executed in connection with this loan proves to have been false or misleading.

                  (h) The Deed of Trust (as defined herein) is not duly executed and validly acknowledged and delivered by Borrower to Lender concurrently with the execution of this Note.

         4. INTEREST: This note shall not bear interest, except that upon the failure of Borrower to pay the outstanding principal balance within thirty (30) days after a Maturity Event, interest on the outstanding principal balance shall thereafter accrue at the "Reference Rate" or "Prime Rate" of Bank of America, N.T. & S.A. as it may be as of the Maturity Event, plus three percent (3%) per annum, or if lower, the highest rate permitted by applicable law.

         5. BORROWER'S REPRESENTATIONS: Borrower hereby makes the following representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:

                  (a) Borrower has good and marketable title to the Property free and clear of any security interests, liens or encumbrances, except for the Deed of Trust.

                  (b) The consent of no other person or entity is required to grant the security interest in the Property to the Lender evidenced by the Deed of Trust.

                  (c) There are no actions, proceedings, claims or disputes pending or, to the Borrower's actual knowledge threatened against or affecting the Borrower or the Property.

         6. BORROWER'S ADDITIONAL OBLIGATIONS: Borrower shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid first priority lien on the Property in favor of the Lender. Borrower shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrower has good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a security interest in the Property to the Lender; and (iii) there is no other deed of trust, mortgage or encumbrance against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid first-priority lien on the Property, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of Borrower to comply with the provisions of this Paragraph 6 shall be deemed a default under the Note and the Deed of Trust.

         7. DEED OF TRUST: As used herein, "Deed of Trust" shall mean the deed of trust constituting a first-priority lien against the Property by Borrower to First American Title Insurance Company, as trustee, (the "Trustee") for the benefit of Lender, as beneficiary, to be recorded by Lender or Trustee, securing a loan in the original principal amount of FIVE MILLION DOLLARS ($5,000,000.00), as amended.

         8. NOTICE: This Note is subject to Section 2924(i) of the California Civil Code which provides that the holder of this Note, shall give written notice to the trustor or his successor-in-interest, of prescribed information at least ninety (90) days and not more than one hundred and fifty (150) days before any balloon payment is due.

         9. ATTORNEYS' FEES: In the event of Borrower's default hereunder, Borrower shall pay all costs of collection, including reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         10. WAIVER: The waiver by Lender of any breach of or default under any term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.

         11. NO USURY: Borrower hereby represents and warrants that at no time shall the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in
Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by

Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

         12. PREPAYMENT: Borrower may prepay all or any portion of this Note at any time prior to the stated maturity date, with no premium or penalty.

         13. GENERAL PROVISIONS: This Note shall be governed by and construed in accordance with the laws of the State of California. The maker of this Note hereby waives presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consents that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law.

         14. THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.



                                                           BORROWER:


                                                           /s/ ROBERT M. KIMMITT
                                                           ---------------------
                                                           ROBERT M. KIMMITT



                                                           /s/ HOLLY S. KIMMITT
                                                           ---------------------
                                                           HOLLY S. KIMMITT

                                    EXHIBIT B


                             CERTIFICATE OF EMPLOYEE



         The undersigned Employee hereby certifies to COMMERCE ONE, INC. (the "Company") as follows:

         1. He understands that the loan (the "Loan") provided for by the Relocation Loan Agreement dated the date hereof between the Company and Employee is not transferable by Employee and is conditioned on the future performance of substantial services by Employee.

         2. The Loan proceeds will be used only to purchase a principal residence of Employee being acquired in connection with the commencement of employment at a "new principal place of work" within the meaning of Section 217 of the Internal Revenue Code of 1986, as amended.

         3. Employee reasonably expects to be entitled to and will itemize deductions each year the Loan is outstanding.


January 31, 2001

                                                  /s/ ROBERT M. KIMMITT
                                                  ---------------------
                                                  Robert M. Kimmitt

                                    EXHIBIT C



                         [ATTACH COPY OF DEED OF TRUST]

                                    EXHIBIT D



            [ATTACH TERMS OF LIFE AND DISABILITY INSURANCE POLICIES]